UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2024
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Tupperware Brands Corporation (the “Company”) is filing this Current Report on Form 8-K to provide updates on the status of its filing of its 2023 financial statements. Following the Company’s engagement of its new auditor, KPMG LLP (“KPMG”), in late January 2024, the Company became current in the filing of its quarterly financial statements for the first three quarters of 2023, on March 29, 2024. The Company is currently working to complete the preparation, audit and filing of its full-year 2023 financial statements in its Annual Report on Form 10-K for the fiscal year ended December 30, 2023 (the “2023 Form 10-K”), which was initially due on March 29, 2024, but which the Company previously announced would be delayed. This Current Report discloses: (i) that, as expected, the Company received a notice from the New York Stock Exchange (the "NYSE") on April 16, 2024 indicating the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual because the Company has not timely filed its 2023 Form 10-K with the Securities and Exchange Commission (the “SEC”), and (ii) the status of the Company’s compliance with additional NYSE listing standards. All items are as described in further detail below.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2024, the Company received written notification from the NYSE that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to the Company’s failure to timely file its 2023 Form 10-K with the SEC.

The NYSE informed the Company that, under NYSE rules, the Company has six months from March 29, 2024 to regain compliance with the NYSE listing standards by filing the 2023 Form 10-K with the SEC. The NYSE further noted that, if the Company fails to file the 2023 Form 10-K within the six-month period, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Reference is made to the Notification of Late Filing on Form 12b-25 filed by the Company with the SEC on March 29, 2024 (the “Form 12b-25”) reporting that the Company required additional time to complete the 2023 Form 10-K due to ongoing material weaknesses in internal control over financial reporting and significant additional warranted procedures related to the 2023 Form 10-K. As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2024, the Company has engaged KPMG as its independent registered public accounting firm for the Company’s periodic reports for the fiscal year ended December 30, 2023 (“Fiscal Year 2023”). Furthermore, as previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), as a result of the Company’s challenging financial condition and extensive efforts to complete the 2022 Form 10-K, the Company’s accounting department has experienced, and continues to experience, significant attrition resulting in resource and skill set gaps, strained resources, and a loss of continuity of knowledge – all of which have contributed to delays in the filing of the 2023 Form 10-K.

Although the Company has dedicated and intends to continue to dedicate significant resources to the completion of its consolidated financial statements and related disclosures for inclusion in the 2023 Form 10-K, additional time is needed to complete the preparation of, and for KPMG to complete the audit of, the Company’s fiscal year 2023 consolidated financial statements, before the 2023 Form 10-K can be filed. Accordingly, the Company is not able at this time to provide an expected filing date for the 2023 Form 10-K, but does currently expect to be able to file the 2023 Form 10-K within the six-month compliance period.

On April 19, 2024, the Company issued a press release regarding receipt of the notice from the NYSE. The press release is attached hereto as Exhibit 99.1.

The Company will continue to be included in the list of NYSE noncompliant issuers and the below compliance (“.BC”) indicator will continue to be disseminated with the Company’s ticker symbol(s). In addition, beginning April 22, 2024, the late filer status (“LF”) indicator will be disseminated with the Company’s ticker symbol(s). The LF indicator will be removed when the Company is current with all of its annual and interim SEC filing requirements, and the website posting and .BC indicator will be removed when the Company has regained compliance with all applicable continued listing standards.

Item 7.01 Regulation FD Disclosure.

Status of NYSE Compliance

Annual Meeting Listing Standards

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2024, the Company received written notification from the NYSE that it was not in compliance with Section 302 of the NYSE Listed Company Manual, due to the Company’s failure to hold an annual meeting for the Company’s fiscal year ended December 31, 2022 by December 31, 2023. The Company is continuing to work to regain compliance with Section 302 of the NYSE Listed Company Manual as soon as practicable.

NYSE Market Capitalization and Closing Price Listing Standards

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on March 29, 2024, the Company received notice from the NYSE on February 1, 2024 that the Company had regained compliance with the NYSE’s quantitative continued listing standards concerning (i) global market capitalization and (ii) average closing price of the Company’s common stock under Sections 802.01B and 802.01C of the NYSE Listed Company Manual, respectively. Pursuant to the conditions of the notice, the Company continues to be subject to a twelve month follow-up period within which the Company will be reviewed to ensure continued compliance with the quantitative continued listing standards. Should the Company become non-compliant with the quantitative continued listing standards, the NYSE may commence suspension or delisting procedures.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s ability to regain compliance with Section 802.01E and 302 of the NYSE continued listing standards and the Company’s ability to maintain compliance with Sections 802.01B and 802.01C of the NYSE continued listing standards. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the Company’s ability to hold an annual meeting for the fiscal year ended December 31, 2022, whether and when the Company can complete its consolidated financial statements and related disclosures for the 2023 fiscal year, whether and when its independent registered public accounting firm can complete its audit, whether the NYSE commences suspension or delisting procedures prior to the end of the Company’s current six month current cure period with respect to the filing of the 2023 Form 10-K, the Company’s ability to maintain compliance with the (i) global market capitalization and (ii) average closing price of the Company’s common stock listing standards, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation dated April 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date:	April 19, 2024	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary